UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 4, 2022

CORECARD CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction	Commission file number	(I.R.S. Employer Identification No.)
of incorporation or organization)

One Meca Way, Norcross, Georgia		30093
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 381‑2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value for the class	CCRD	NYSE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2022, the Board of Directors of CoreCard Corporation appointed Kathryn Petralia to its Board of Directors to serve until the next annual meeting of the Company, or until her earlier resignation or removal. She will be proposed to the shareholders for re-election to the board for a two-year term at the annual meeting of shareholders in our annual proxy statement of the Company. In connection with this appointment, the Board determined that Ms. Petralia is an independent director pursuant to Rule 303A.02 of the rules of the New York Stock Exchange Listing Standards. The Board assigned Ms. Petralia to serve on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

Ms. Petralia is the Co-Founder of Keep Financial, a fintech compensation platform that helps employers and employees stay together longer and happier.  Prior to starting Keep, Kathryn Co-Founded Kabbage, a financial services, technology and data platform for small businesses that was acquired by American Express in 2020. Prior to Kabbage, Kathryn spent nearly 15 years with fintech and ecommerce startups. After graduating from Furman University with an English degree, Kathryn pursued her interest in technology to launch a number of successful startups. She also served as Vice President of strategy for Revolution Money, which was acquired by American Express, and was the director of corporate development for CompuCredit (now Atlanticus). In 2018, she was named to Forbes’ list of the World’s Most Powerful Women.

Ms. Petralia has extensive experience in financial institutions and payments, digital and analytics transformations, talent management, strategy and risk management.

Additional information about Ms. Petralia is included in the Company’s press release issued on October 4, 2022, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with joining CoreCard Corporation’s Board of Directors, Ms. Petralia will receive a one-time grant of equity valued at $50,000 vesting on the date of grant. Ms. Petralia will also participate in the compensation program for non-management directors as described in the Director Compensation section of CoreCard Corporation’s Proxy Statement for its Annual Meeting of Shareholders held on May 26, 2022, filed with the U.S. Securities and Exchange Commission on April 8, 2022.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1. Press release dated October 4, 2022.
Exhibit 104.  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2022	CORECARD CORPORATION
(Registrant)

	By:	/s/ Matthew A. White
Matthew A. White
Chief Financial Officer

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